GENERAL	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1:-	GENERAL

a.	Optibase Ltd. (the "Company") was incorporated and commenced operations in 1990.

During 2009 the Company entered into the fixed-income real estate sector after an acquisition of a commercial building in Switzerland.

Until the sale of its video solutions business to VITEC Multimedia ("Vitec") in July 2010 (see Note 1d below), the Company and its U.S subsidiary, Optibase Inc., provided equipment for a wide range of professional video applications in the Broadband IPTV, Broadcast, Government, Enterprise and Post-production markets. (collectively, the "Video Activity"). Following the sale of the Video Activity, the Company's only operation is the fixed-income real-estate.

As of December 31, 2015, the Company manages its activity through three active subsidiaries: Optibase Inc. in the United States which was incorporated in 1991 ("Optibase Inc."), Optibase Real Estate Europe SARL ("Optibase SARL") in Luxembourg which was incorporated in October 2009, and OPCTN SA, a Luxembourg company owned 51% by the Company which was incorporated in February 2011 ("Subsidiaries"), (collectively, the "Group").

b.	Acquisitions and investments in associates:

1.	Luxury suite condominium Miami, Florida:

On April 9, 2013 and on August 22, 2013, the Company through its subsidiary Optibase Inc. acquired two luxury penthouses located in the Marquis Residence in Miami and one penthouse located in the Ocean One condominium in Sunny Isles Beach in Miami Beach, Florida, respectively, in a cash consideration for a purchase price of approximately $ 4,800.

2.	Condominium units in Miami Beach, Florida:

On December 31, 2013 following the approval of the Company's audit committee, board of directors and the Company's shareholders, the Company, through its subsidiary Optibase Inc., completed the purchase of 12 residential units in the Flamingo South Beach One Condominium and the Continuum on South Beach condominium, both located in Miami Beach, Florida from two private companies indirectly controlled by the Company's controlling shareholder (the "seller") for an aggregate net consideration of $ 7,153, net following the set off of rental income of one unit for a period of three years to the seller, representing the fair value of 1.31 million new ordinary shares of the Company issued to the seller.

3.	Sell of condominium units in Miami Beach, Florida:

On September 17, 2014 the Company, through its subsidiary, Optibase Inc. sold 11 residential condominium units located in Florida. The total consideration was amounted to $ 6,411 and was paid at full on closing during October, 2014.

4.	Retail portfolio in Bavaria, Germany:

On December 18, 2014 the Company through Optibase SARL subsidiary, Optibase Bavaria GmbH & Co. KG (“Optibase Bavaria”), entered into a Purchase Agreement with an unrelated third party to acquire a retail portfolio of twenty-seven Commercial properties in, Germany (the "Retail Portfolio in Germany").

 The Retail Portfolio in Germany represents a homogenous retail portfolio in established retail locations, it has approximately 37,000 square meters of total rental space.

The largest tenant in the Retail Portfolio in Germany is EDEKA, which currently leases 22 of the rental properties in the portfolio. In addition to the hypermarkets and supermarkets, smaller shops (such as bakeries and post offices) operate on several locations as subtenants of EDEKA.

On June 2, 2015 the first stage of the transaction closing occurred and the Company acquired twenty-five (25) supermarkets in consideration of a purchase price of € 24,000 (approximately $ 26,249 as of the purchase date). On July 8, 2015 the Company acquired the two (2) remaining supermarkets for an additional purchase price of € 4,750 (approximately $ 5,224 as of the purchase date).

In addition to the purchase price, the Company incurred acquisition costs, including real estate transfer taxes of € 2,075 (approximately $ 2,352 during 2015) and presented in the consolidated statements of operations as other operating costs.

The portfolio purchase price has been allocated to real estate properties and other assets, net, in accordance with the Company's accounting policies for business combinations.

The total purchase price was allocated as follows:

USD

Real estate property	31,399
Other assets, net	74

Total purchase price	31,473

5.	300 South Riverside Plaza, Chicago:

On December 29, 2015, the company through its subsidiary, Optibase Inc, completed an investment in 300 River Holdings, LLC, (the “Joint Venture Company”) which beneficially owns the rights to a 23-story Class A office building located at 300 South Riverside Plaza in Chicago under a 99 year ground lease expiring in 2114. The company invested $12,900 in exchange for a thirty percent (30%) interest in the Joint Venture Company. In addition to the Purchase Price, the Company incurred acquisition costs of approximately $242.

c.	The Company two major tenants accounted for 18% and 18%, 23% and 12% and 23% and 10% of the Company revenues in the years ended December 31, 2015, 2014 and 2013 respectively. No other tenants accounted for more than 10% of the company revenues.

d.	Sale of the Video Activity (discontinued operations):

Until the sale of its video solutions business to VITEC Multimedia ("Vitec") in July 2010, the Company and its U.S subsidiary, Optibase Inc., provided equipment for a wide range of professional video applications in the Broadband IPTV, Broadcast, Government, Enterprise and Post-production markets. (collectively, the "Video Activity").

On March 16, 2010, the Company and its subsidiary, Optibase Inc., entered into an asset purchase agreement (the "Agreement") with Optibase Technologies Ltd. and Stradis Inc., wholly owned subsidiaries of S.A. Vitec (also known as Vitec Multimedia) (S.A. Vitec, Optibase Technologies Ltd. and Stradis Inc., collectively, "Vitec"). According to the Agreement, the Company sold to Vitec all of the assets and liabilities related to the Company's Video Solutions Business (the "Video Activity") for an aggregate consideration of $ 8,000. The closing of the transaction occurred on July 1, 2010.

According to the Agreement, the Company and Vitec agreed on a price adjustment mechanism to the initial consideration, upon which, Vitec shall add or subtract to the consideration an amount equal to accounts receivable, net plus other receivables and prepaid expenses minus accounts payable and other payables, all as of the Closing date (the "Adjustment Amount"). The Adjustment Amount as calculated by the Company would be deposited by Vitec in escrow within five days from the closing date, to be released over a period of 12 months as Vitec collects amounts owed to the Company from customers. Vitec has refrained from depositing any amount in escrow which led to a dispute between the parties. See details in Note 11d(1).

The liabilities of the Video activity for the years ended December 31, 2014 and 2015, which relates to the discontinued operations and presented in the consolidated balance sheets, are summarized as follows:

	Year ended December 31,
	2015	2014
Liabilities:

Other accounts payable and accrued expenses	$2,109	$2,153

Total liabilities	$2,109	$2,153